EXHIBIT 10.15

FINANCING TERMS AGREEMENT

ICOP DIGITAL, INC.

11011 King Street, Suite 260

Overland Park, KS 66210

Tel: 913  338-5550

Fax: 913 469-1662

Email: dowen@icopdigital.com

SALE OF SECURED PROMISSORY NOTES AND WARRANTS

PRINCIPAL TERMS

Issuer:                                                                                                                                                                                                      Icop Digital, Inc. (“ICPD” or the “Company”)

Amount:                                                                                                                                                                                              Up to $2,000,000.00 in twenty (20) Units of $100,000 in exchange for bridge notes (“Bridge Note(s)”) and warrants to purchase the Company’s Common Stock (“Warrant(s)”).  The Placement Agent has agreed with the Company to allow a creditor to convert its $200,000 debt to identical Bridge Note(s) and Warrants.

Lender(s):                                                                                                                                                                                    All “accredited” investors as defined in Regulation D of the Securities Act of 1933.  See signature pages hereto for names, addresses, and principal amounts of Bridge Note(s) being purchased.

Term of Note:                                                                                                                                                                  Interest and Pre-Payment:  Interest will accrue on the principal amount of the Bridge Note(s) at the rate of eight (8%) percent per annum, based on a 365-day year.  The Company will have the right to prepay without penalty any amount owed under the Bridge Note(s) in whole or in part at any time.

Maturity Date:  The principal amount and accrued and unpaid interest on the Bridge Note(s) will be due and payable six months from the first Closing (as defined herein), except that in the event of the closing of a Public Offering (as defined herein), the principal amount and accrued and unpaid interest will become immediately due and payable.  The Company plans to raise approximately $10 Million in a secondary offering of units (consisting of two shares of common stock and one warrant) (the “Public Offering”).

Closing Date/Escrow:                                                                                                                      The first Closing of the Bridge Note(s) Offering will be on the second business day following the receipt by First National Bank of Olathe, KS, as Escrow Agent of not less than $1,200,000 of the loan principal from the Lender(s) (the “Closing).  In the event such amount has not been received into Escrow on or before January 21, 2005, unless extended by agreement between the Placement Agent and ICOP for up to an additional 30 days, the Escrow Agent shall promptly return all of the funds on deposit with it to the respective Lender(s).

Conversion Right:                                                                                                                                         In the event there is no Public Offering of the Company’s common stock and/or warrants within twelve (12) months from the first Closing, the Lender(s) shall have the right to convert the  principal and unpaid interest of the Bridge Note(s) into shares of Common Stock at a conversion price of $5.00 per share (assuming a 1:10 reverse stock split).

Security:                                                                                                                                                                                          Repayment of the Bridge Note(s) shall be secured by a lien on all tangible and intangible assets of the Company.

Warrants:                                                                                                                                                                                   75 % warrant coverage:  At Closing each Lender(s) will receive Warrant(s) to purchase a number of shares of the Company’s Common Stock equal to the quotient of the principal amount of such Lender(s)’ Bridge Note(s), divided by the Public Offering Unit Price and the product of such quotient shall then be multiplied by 1.5 to yield the number of shares.  The Warrant(s) will have an exercise price per share equal to 50% of the Public Offering Unit Price.  In the event there is no Public Offering within twelve (12) months of the first Closing, the number of shares under the Warrant shall equal the quotient of (a) 0.75 times the principal amount of such Lender(s)’ Bridge Note, divided by the lesser of $5.00 (assuming a 1:10 reverse stock split): and   the average 4 PM NY Time closing bid price as reported on the Bloomberg system for the 10 trading days ending on the trading day immediately preceding the delivery of an exercise notice to the Company. The exercise price of the Warrants shall be the lesser of $5.00 (assuming a 1:10 reverse stock split) and the average 4 PM NY Time closing bid price as reported on the Bloomberg system for the 10 trading days ending on the trading day immediately preceding the delivery of an exercise notice. The Warrants will be exercisable for five years from the date of issuance, provided that if the Company files a registration statement for a Public Offering, then the  Warrant(s) will not be exercisable until the earlier of 90 days after the Public Offering closing and  six months after filing of the Public Offering registration statement.  Subject to the exercisability limitations in the foregoing sentence, the Warrant(s) will provide for cashless exercise if, at any time after one (1) year from the date of issuance of the Bridge Note(s) and Warrant(s), the Company does not have available both an effective registration statement and current prospectus covering the issuance or resale of the Company’s Common Stock issued or issuable upon exercise of the Warrant(s).  The Warrant(s) will be non-callable.

SEC Reporting                                                                                                                                                          As long as any of the Bridge Note(s) and/or Warrant(s) is outstanding the Company will maintain the listing of its common stock under Section 12 (g) of the Securities Exchange Act of 1934, as amended (Exchange Act), and will file all reports required by the Exchange Act in a timely manner.

Registration Rights:                                                                                                                            The Company will (1) file a resale registration statement within 180 days of the Public Offering closing and (2) cause it to be effective within 240 days of the Public Offering closing covering the resale of the common shares underlying the Warrant(s).  If the Company fails to satisfy either or both of these requirements, it will be subject to 2% cash late registration fee (“Late Fee”) (i.e. 2% of outstanding Bridge Note(s) principal) per month or part thereof that such failure continues. Such Late Fee shall cease to accrue on the earliest date more than one year from the first Closing that the Company is current in its reporting obligations under the Exchange Act and has been subject to such reporting requirements for at least 90 days.

Anti Dilution Provisions:                                                                                                    If at any time from the date of first Closing until the conversion of the Bridge Note(s) or exercise of the Warrant(s) the Company issues a stock dividend, combines outstanding shares into a lesser number of shares (reverse split) or increases the number of outstanding shares without the receipt of new consideration (forward split), then the number of shares into which the Bridge Note(s) may be converted or the Warrant(s) may be exercised for and the conversion price shall be adjusted to reflect such event so that the relative interests of the Lender(s) shall be fully protected from dilution resulting from such an event.  Notice of the required adjustment including the number of shares and the new exercise/conversion price shall be promptly mailed to each Lender(s) subsequent to each such adjustment event.

Placement Agent:                                                                                                                                           The Company has retained Paulson Investment Company, Inc to assist it with various financing matters, including the private placement of these Bridge Note(s).  Paulson Investment company, Inc will be retained on a best efforts basis, and receive a fee not to exceed 5% of any investment in the Bridge Note(s).  The Company also anticipates reimbursing certain expenses of Paulson Investment Company, Inc and indemnifying them, their directors, officers, agents, employees and controlling persons against certain liabilities.

Jurisdiction/Choice of Law:                                                                                      All transaction documents shall be governed by and construed under the laws of the state of Colorado as applied to agreements entered into and to be performed entirely within the state of Colorado, without giving effect to principles of conflicts of law.  The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Denver, CO in connection with any action relating to this transaction.  At or prior to any Closing, the Lender(s) shall receive a legal  opinion from Company counsel in form and substance satisfactory to each of them as to the validity and enforceability of the Bridge Note(s), Warrants, and Security Agreement.

Binding Agreement:                                                                                                                             All parties executing this Financing Terms Agreement shall be legally bound by the above terms and shall execute such further  documents (“Further Documents”), including without limitation  Bridge Note(s),  Warrant(s) and a Security Agreement.  If there are any inconsistencies between  this Financing Terms Agreement and any such  Further Documents executed in connection with this transaction, the terms of this Financing Terms Agreement shall govern.  This Financing Terms Agreement may be signed in two or more counterparts, all of which taken together shall constitute an original.  Facsimile signatures shall be deemed to be original signatures.

SIGNATURE PAGE TO ICOP DIGITAL, INC.

FINANCING TERMS AGREEMENT

ICOP Digital, Inc.

By:		Date:
(signature)

(name and title)

PAULSON INVESTMENT COMPANY, INC.		Date:

BY:
(name & title)

SIGNATURE PAGE OF LENDER(S) TO ICOP DIGITAL, INC.

FINANCING TERMS AGREEMENT

Amount

(Name of Entity)

By:	$

Name & Title

Date:

Address:

Telephone No.:
Fax No.:
Tax ID#/SS#:
Email:

ACCREDITED INVESTOR DECLARATION

THE SECURITIES BEING OFFERED BY THE COMPANY ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THAT ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTIONS 3(b), 4(2) AND AS PROVIDED BY REGULATION D OF THAT ACT, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER.  FURTHER, THESE SECURITIES MAY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

The undersigned represents that he qualifies as an “Accredited Investor,” as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, because he is (check the appropriate numbered paragraphs):

☐                                    (1)                                  A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐                                    (2)                                  An organization described in Section 501(c)(3) of the Internal Revenue Code, Corporation, Massachusetts or similar business trust, or Partnership not formed for the purpose of investing in the Securities, with total assets in excess of $5,000,000;

☐                                    (3)                                  A director, executive officer, or general partner of the issuer of the Securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐                                    (4)                                  A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase, exceeds $1,000,000;

☐                                    (5)                                  A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse of $300,000 in each of those years and has a reasonable expectation of reaching those levels in the current year;

☐                                    (6)                                  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii); or

☐                                    (7)                                  Any entity in which all of the equity owners are accredited investors.

Date:

Signed:

Please print name:

Address:

Tax I.D. No.:

ICOP DIGITAL, INC.

$2M Bridge Note

WIRE TRANSFER INSTRUCTIONS

If you wish to wire transfer your funds, the information is provided below:

First National Bank of Olathe

Olathe, KS

ABA# 101001720

FCT:  ICOP Digital, Inc Escrow Account

Acct.# # 0161799

Delivery Instructions:

All Subscription Documents and any checks must be delivered as follows:

Overnight or Mail to:

ICOP Digital, Inc.

Attn:  David C. Owen, CEO

11011 King Street, Suite 260

Overland Park, KS 66210

Phone:  (913) 338-5550

Fax:  (913) 469-1662

All checks will be immediately deposited into our escrow accounts at First National Bank of Olathe.